UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 30, 2020

BLUE CAPITAL REINSURANCE HOLDINGS LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-36169	98-1120002
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House

100 Pitts Bay Road

Pembroke HM 08

Bermuda

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (441) 278-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Shares, par value $1.00 per share	BCRH	New York Stock Exchange
Common Shares, par value $1.00 per share	BCRH.BH	Bermuda Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 30, 2020, Blue Capital Reinsurance Holdings Ltd. (“Blue Capital” or the “Company”) announced that it had filed a Form 15 with the U.S. Securities and Exchange Commission (the “SEC”) to voluntarily deregister its common stock and suspend its reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result of the Form 15 filing, the Company will no longer be required to file certain reports under the Exchange Act, including quarterly reports on Form 10-Q, annual reports on Form 10-K, and current reports on Form 8-K.

On March 19, 2020, the Company filed a Form 25 (Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934) with the SEC in order to voluntarily delist its common shares from the New York Stock Exchange (“NYSE”), with the last trading day for the Company’s common shares on the NYSE on March 30, 2020. The Company will also withdraw its listing with the Bermuda Stock Exchange prior to July 31, 2020.

Following delisting and deregistration, the Company believes that its common shares will continue to be quoted on the OTC Pink Open Market (“OTC Pink”), a centralized electronic quotation service operated by the OTC Markets for over-the-counter securities. However, the Company can give no assurance that trading in its common shares will continue in the future on the OTC Pink, on any securities exchange, or in any other quotation medium.

The Company intends to post important notices and proxy materials on its website going forward. The Company currently intends to provide at least limited financial information, primarily related to its liquidation process and remaining cash resources, although there can be no assurances that the Company will undertake to provide, or continue to provide, such limited information.

The Company’s press release dated March 30, 2020 furnished as Exhibit 99.1 to this Current Report on Form 8-K is incorporated by reference herein.

Item 5.08	Shareholder Director Nominations

The Company does not intend to hold an annual meeting to elect directors during the month of May as it has in prior years. The date of the 2020 Annual Meeting of Shareholders, if any, has not been set. Information concerning future shareholder meetings will be posted on the Company’s website.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is furnished as part of this report:

Exhibit No.	Description

99.1	Press Release dated March 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Capital Reinsurance Holdings Ltd. (Registrant)

March 30, 2020	By:	/s/ John V. Del Col
Date	Name:	John V. Del Col
	Title:	Secretary

3